UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                       _________________________________

                                   FORM 8-K

                                Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):   March 29, 2005


                      HEADLINERS ENTERTAINMENT GROUP, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                     0-33145               84-1195628
-------------------------------------------------------------------------------
(State of Incorporation)          (Commission File       (IRS Employer
                                   Number)                Identification No.)


                  501 Bloomfield Avenue, Montclair, NJ 07042
                  ------------------------------------------
                   (Address of principal executive offices)

                                (973) 233-1233
                        -----------------------------
                        Registrant's Telephone Number


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry Into a Material Definitive Agreement
Item 2.01 Completion of Acquisition of Assets
Item 2.03 Creation of a Direct Financial Obligation
Item 3.02 Unregistered Sale of Equity Securities

     On March 29, 2004 Headliners entered into a Consolidated Acquisition Agreement with Paul Butler and JHF Properties, LLC. The Consolidated Acquisition Agreement terminated and replaced the Properties Acquisition Agreement - Butler and Project Acquisition Agreement with those same parties, both dated June 23, 2004.

     On March 31, 2005, pursuant to the Consolidated Acquisition Agreement, Headliners acquired all of the right, title and interest in five limited liability companies. Each of the limited liability companies operates an entertainment complex consisting of a dance club and other facilities, one each in Cincinnati, Kansas City, Tucson, Jackson and Omaha. The Consolidated Acquisition Agreement also provides for a second closing at which Headliners will acquire ownership of a sixth limited liability company, which operates an entertainment complex in Louisville. The second closing will occur after Butler and JHF have obtained $2,300,000 from the sale of Headliners common stock.

     Headliners' payment for the six companies consists of $2,240,000 previously paid to JHF Properties by Headliners and a 0% convertible debenture due on March 31, 2008 in the principal amount of $5,000,000. The debenture is convertible into Headliners common stock at the market price at the time of conversion.

     The Consolidated Acquisition Agreement also provides for the construction by JHF of a seventh entertainment complex, the new complex to be located in Hampton VA. At the closing Headliners paid a fee of $1,400,000 in cash for the Virginia project. Title to the Virginia project will pass to Headliners after it is constructed and after JHF and Butler have obtained $1,300,000 from the sale of Headliners common stock.

     The Consolidated Acquisition Agreement contains provisions under which JHF will manage the seven properties and any properties subsequently constructed by Headliners and JHF. In payment for the management services, Headliners has issued to JHF Headliners common stock with a market value of $2,300,000. Headliners has committed that if the proceeds realized by JHF from selling the shares are less than $2,300,000, Headliners will issue additional shares until JHF realizes $2,300,000 in proceeds. In addition, Headliners will pay JHF a weekly fee of $15,938 plus a monthly office rental of $15,000. To secure the payments as well as to secure $3,000,000 payable pursuant to the 0% Convertible Debenture, Headliners has pledged its interest in the limited liability companies operating in Cincinnati, Kansas City and Tucson.

Item 9.01 Financial Statements and Exhibits

Financial Statements

Audited financial statements of the five properties acquired on March 31, 2005 will be filed by amendment, along with pro forma financial statements of Headliners Entertainment Group, Inc.

                                   Exhibits

10-a Consolidated Acquisition Agreement dated March 29, 2005 among
     Headliners, Paul Butler and JHF Properties, LLC.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  HEADLINERS ENTERTAINMENT GROUP, INC.


Dated: April 4, 2005              By:/s/ Eduardo Rodriguez
                                  ----------------------------
                                  Eduardo Rodriguez
                                  Chief Executive Officer